FIRST EAGLE FUNDS

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Fund of America

1345 Avenue of the Americas

New York, New York 10105

(800) 334-2143

SUPPLEMENT DATED OCTOBER 22, 2007

TO PROSPECTUS DATED MARCH 1, 2007

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2007.

Portfolio Management

(First Eagle Global Fund, First Eagle Overseas Fund,

First Eagle U.S. Value Fund and First Eagle Gold Fund)

Mr. Jean-Marie Eveillard is the portfolio manager and has sole management responsibility for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund. He returned to this position in March 2007, having previously served as portfolio manager for First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund from the inception of each of these Funds through December 2004 and, for First Eagle Global Fund, from 1979 through December 2004. Mr. Eveillard also serves in a senior advisory capacity with Arnhold and S. Bleichroeder Advisers, LLC, the investment adviser to the First Eagle Funds.

Additional information regarding Mr. Eveillard’s compensation, other accounts managed by him and his ownership of securities in the First Eagle Funds is available in the Statement of Additional Information. Mr. Eveillard is supported in his duties by a team of investment professionals employed by the Funds’ investment adviser.

This information replaces the corresponding information on page 30 and on the inside front cover of the Prospectus. Please disregard any contrary references in the Prospectus or in previous Prospectus Supplements.

First Eagle Gold Fund Open to New Investors

(First Eagle Gold Fund)

First Eagle Gold Fund, which previously was closed to new investors, is again accepting orders to purchase shares as described in the section of the Prospectus entitled “About Your Investment

– How to Purchase Shares.” All references in the Prospectus to First Eagle Gold Fund as “closed” should be disregarded.

Closed Funds and Share Classes

(First Eagle Global Fund, First Eagle Overseas Fund and

Class Y of First Eagle Fund of America)

The Prospectus is revised to add the following as additional limited exceptions under the heading “Closed Funds and Share Classes” on pages 36 and 37:

First Eagle Global Fund, First Eagle Overseas Fund and Class Y of the First Eagle Fund of America currently are closed to new investors, subject to limited exceptions for:

•	accounts opened through a fee-based, asset allocation, discretionary and/or advisory investment program sponsored by a broker dealer having a Selling Agreement with the Distributor; and
•

accounts benefiting clients of investment consultants that have a previous relationship with the Funds or the Funds’ investment adviser (to the extent operationally feasible, and if in the judgment of the Funds and/or the Distributor the particular investment would not adversely affect the ability to manage the relevant Fund effectively).

Except for the exceptions above and those currently presented on pages 36 and 37, no new accounts in these closed Funds or share classes will be opened by way of share exchange, transfer or purchase. The Funds may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in a closed Fund or share class. The Funds may permit you to open a new account if the Funds reasonably believe that you are eligible. A Fund also may decline to permit you to open a new account if the Fund believes that such forbearance is in the best interest of the Fund and its shareholders, even if you are eligible to open an account under these guidelines.

The Funds’ ability either to permit or decline purchases (or, in some cases, to limit purchases) in accord with the exceptions set out above and on pages 36 and 37 relating to accounts held by intermediaries may vary depending upon system capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

These restrictions will apply unless and until the Board of Trustees determines to reopen the relevant Fund or share class.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2007. This information also modifies, and supersedes in full, all previous supplements to that Prospectus. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information relevant to those sections of the Prospectus entitled “The Adviser” and “Closed Funds and Share Classes.”

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